As filed with the Securities and Exchange Commission on March 8, 1999
                                                     Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                             ----------------------
                             PINNACLE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)
                             ----------------------

        California                                       94-3003809
------------------------                    ------------------------------------
(State of incorporation)                    (I.R.S. Employer Identification No.)


                            280 North Bernardo Avenue
                         Mountain View, California 94043
   (Address, including zip code, of Registrant's principal executive offices)
                             ----------------------

                        1994 EMPLOYEE STOCK PURCHASE PLAN
                             1996 STOCK OPTION PLAN
                            (Full title of the plan)
                             ----------------------
                                 MARK L. SANDERS
                      President and Chief Executive Officer
                             PINNACLE SYSTEMS, INC.
                            280 North Bernardo Avenue
                         Mountain View, California 94043
                                 (650) 526-1600
(Name, address, and telephone number, including area code, of agent for service)
                             ----------------------
                                   Copies to:
                             CHRIS F. FENNELL, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94306
                                 (650) 493-9300
                             ----------------------


                                                        CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                                Proposed           Proposed
         Title of Each Class of                     Amount to be                Maximum             Maximum           Amount of
       Securities to be Registered                   Registered              Offering Price        Aggregate         Registration
                                                                               Per Share        Offering Price           Fee
------------------------------------------------------------------------------------------------------------------------------------

Common Stock, no par value, and related
Preferred Share Purchase Rights...............        800,000                   $ 33.31          $ 26,648,000           $ 7,408

====================================================================================================================================

(1)  Calculated in accordance with Rule 457(c) solely for the purpose of computing the amount of the registration fee based upon the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market on March 4, 1999.

====================================================================================================================================

         The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-89706) as filed with the Commission on February 23, 1995, Form S-8 Registration Statement (Registration No. 333-02816) as filed with the Commission on March 27, 1996, Form S-8 Registration Statement (Registration No. 333-16999) as filed with the Commission on November 27, 1996 and Form S-8 Registration Statement (Registration No. 333-25697) as filed with the Commission on April 23, 1997, are incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 8         Exhibits
               --------
Exhibit
Number                              Documents
------         -----------------------------------------------------------------

 4.1           1994 Employee Stock Purchase Plan, as amended

 4.2           1996 Stock Option Plan, as amended

 5.1 Opinion of counsel as to legality of securities being registered

23.1           Consent of Counsel (contained in Exhibit 5.1)

23.2           Consent of Independent Auditors

24.1           Power of Attorney (see page II-2)

                                   SIGNATURES


             Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pinnacle Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 8th day of March, 1999.


                                       PINNACLE SYSTEMS, INC.



                                       By: /S/ MARK L. SANDERS
                                           -------------------------------------
                                           Mark L. Sanders
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Mark L. Sanders and Arthur D. Chadwick his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            Signature                                            Title                                 Date
------------------------------------               ----------------------------------             --------------

/S/ MARK L. SANDERS                                President, Chief Executive Officer              March 8, 1999
------------------------------------               and Director (Principal Executive
(Mark L. Sanders)                                  Officer)


/S/ ARTHUR D. CHADWICK                             Vice President, Finance and                     March 8, 1999
------------------------------------               Administration and Chief Financial
(Arthur D. Chadwick)                               Officer (Principal Financial and
                                                   Accounting Officer)


/S/ AJAY CHOPRA                                    Chairman of the Board and Vice                  March 8, 1999
------------------------------------               President, Desktop Products
(Ajay Chopra)


/S/ NYAL D. MCMULLIN                               Director                                        March 8, 1999
------------------------------------
(Nyal D. McMullin)


/S/ GLENN E. PENISTEN                              Director                                        March 8, 1999
------------------------------------
(Glenn E. Penisten)


/S/ CHARLES J. VAUGHAN                             Director                                        March 8, 1999
------------------------------------
(Charles J. Vaughan)


                                                   Director
------------------------------------
(John Lewis)


/S/ L. GREGORY BALLARD                             Director                                        March 8, 1999
------------------------------------
(L. Gregory Ballard)


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                       ----------------------------------

                                    EXHIBITS

                       ----------------------------------


                       Registration Statement on Form S-8

                             Pinnacle Systems, Inc.

                                  March 8, 1999

                                INDEX TO EXHIBITS




Exhibit
 Number                           Documents
-------    ---------------------------------------------------------------------


  4.1      1994 Employee Stock Purchase Plan, as amended



  4.2      1996 Stock Option Plan, as amended



  5.1      Opinion of Wilson Sonsini Goodrich & Rosati, a
           Professional Corporation



 23.1      Consent of Independent Auditors



 23.2      Consent of Counsel (included in Exhibit 5.1)



 24.1     Power of Attorney (see page II-2)